S-K 1605, De-SPAC Background and Terms	Sep. 10, 2026
De Spac Transactions Background Summary Line Items
De-SPAC, Background, Negotiations Description [Text Block]	Negotiations and Signing of Business Combination Agreement

On April 21, 2025, Sam Zheng Sun received an email from Daniel Chiu, the Co-Chief Executive Officer and Chairman of PGUS, that attached a draft term sheet which was shared with Loeb. Mr. Sun responded to Mr. Chiu with a due diligence request list. The draft term sheet indicated a valuation of PGUS of $1,489,800,000. In addition, this draft term sheet proposed a post-closing equity incentive pool equal to 10% to 20% of the surviving company’s outstanding stock immediately after closing. Also, this draft term sheet contemplated that each party would bear its own expenses unless and until definitive agreements were signed, after which certain transaction expenses could be borne by the surviving company subject to milestones, payment triggers and caps to be set forth in the definitive agreements.

The original asking price in the April 21, 2025 term sheet turned out to be final agreed valuation, as further described below. To summarize, PGUS would not proceed with a transaction unless the agreed total consideration was no less than $1,489,800,000. From DTCS’s perspective, this valuation would be reasonable only if and when DTCS had completed its due diligence to its satisfaction on all matters, including as to PGUS’s total potential addressable market, as well as to the quality of PGUS’s research and development and regulatory teams and as to its FDA and regulatory status and readiness, particularly as to its lead therapeutic candidate, PGSXC-L1A. DTCS’s rationale was that an early stage biotechnology company must have a substantial total addressable market, it must have high quality personnel and its regulatory path must have a reasonable probability of succeeding, in order to justify any meaningful valuation. During the course of discussions between the parties, DTCS did seek to negotiate down the valuation, but without success. However, during the course of discussions, DTCS was able to determine the total addressable market for acute liver failure treatments, and it also was able to conclude that PGUS met the two criteria (management quality and regulatory readiness) that were critical factors for DTCS, and these factors were the key factors that enabled DTCS management and its Board to conclude that PGUS’s requested valuation was reasonable. In addition, DTCS and PGUS negotiated a provision whereby the value of rollover PGUS warrants and stock options would be credited against the full target valuation, such that, after giving effect to this provision the Merger Consideration actually paid to the PGUS stockholders at the Closing would be reduced by the agreed value of such warrants and stock options.

On April 22, 2025, Mr. Sun had a Zoom call with Steven Schinko, Shawn Mesaros of CTM, and Adam Kinzner from A.G.P. to briefly discuss the term sheet.

On April 23, 2025, Mr. Schinko, on behalf of PGUS, sent a draft letter of intent (“LOI”) and a link to the PGUS data room to Sam Zheng Sun via email. The data room contained, among other things, certain projections that were prepared by PGUS and a valuation report and opinion dated February 28, 2025 (“Valuation Opinion”) prepared by Roma Appraisals Limited (“Roma”) prepared at the direction of PGUS, both of which are further described below (see “Company Projections” and “Valuation Report and Opinion of Roma Appraisals Limited”). The projections and Valuation Opinion concluded with a valuation of $1,489,000,000. DTCS reviewed these documents, along with a company business presentation and other documents in the data room, starting on April 23, 2025. DTCS gave access to the data room to the DTCS Board on April 24, 2025. The projections contemplated that PGUS would begin generating limited commercial revenue from PGSXC-L1A in 2025 and 2026. As of the date of this proxy statement/prospectus, PGUS has not generated any commercial revenue from PGSXC-L1A, clinical trials for PGSXC-L1A have not commenced, and PGSXC-L1A remains in preclinical development. In addition, the projections and the Valuation opinion did not contemplate any revenue from PGUS’s cosmetics business.

DTCS and PGUS had several rounds of phone discussions on the valuation and transaction structure outlined in the LOI. DTCS negotiated on the valuation, and PGUS insisted on its original valuation of $1,489,000,000, and referred to the Valuation Opinion to support their request. The DTCS team reviewed the Valuation Opinion and projections, and as a common practice with valuing pre-revenue companies, DTCS also focused significantly on the viability of the product, the TAM (total addressable market), the target’s FDA status and readiness, the quality of its key management, and other similar metrics applicable to pre-revenue companies, to validate the soundness of the valuation.

On September 6, 2025, PGUS shared a document dated September 3, 2025, from the Company’s regulatory CRO, Clinipace, Inc. d/b/a Caidya, in which Caidya represented that “because this product candidate has reasonable precedents, with extensive scientific literature to support its safety and efficacy, we do not foresee any issues with the planned timeline at this time. Thus, (1) all major activities are shown in the timeline, and (2) notwithstanding potential issues arising, all of these activities can be carried out in parallel and within the time frames illustrated.”

On September 7, 2025, Mr. Chiu emailed Mr. Sun to thank him for his site visit, and to add that he would forward Mr. Sun’s diligence request to Dr. Eugene Brandon and Dr. Wei Fan who would provide responses on behalf of PGUS.

On September 15, 2025, PGUS provided Mr. Sun with responses to its diligence questions, including an in-progress draft of a Pre-IND meeting request to be submitted to the FDA. Based on the responses to the diligence questions and discussions with counsel, DTCS determined that the Company’s progress toward an IND submission warranted continued discussions toward a transaction, with the types of regulatory risks commonly seen with pre-clinical biopharmaceutical companies.

On September 16, 2025, Mr. Sun informed Loeb that the parties had agreed to modify the deal terms by having the Pubco issue warrants to the Sponsor at the Closing.

On September 17, 2025, Mr. Sun emailed PGUS and SGP to confirm that DTCS was satisfied with the preparedness and level of disclosure provided to it by PGUS.

The parties and their counsel then resumed their work on the transaction documents.

On September 18, 2025, Loeb prepared a list of open items as of immediately prior to DTC’s July 23, 2025 termination of the LOI. DTCS acknowledged the list and instructed Loeb to proceed with the deal documentation.

On September 22, 2025, Loeb informed Ogier (Cayman counsel DTCS) that the parties have agreed to have their counsel resume their work on the transaction documents.

On September 25, 2025, Mr. Sun informed Loeb that the parties have agreed that (a) as of the Closing, Pubco will reimburse the Sponsor for its transaction related expenses up to a maximum amount of $2 million, and (b) Pubco will issue warrants to the Sponsor at the Closing. Loeb acknowledged these instructions and informed Mr. Sun that Loeb will conduct an analysis of whether and how the agreement of the parties on the sponsor warrants can be properly structured.

On September 25, 2025, Loeb circulated a new draft of the Business Combination Agreement, including a markup showing changes from the prior draft of July 2025, which included DTCS’s proposed “Sponsor Warrant”, a form of warrant whereby DTCS could obtain shares of Pubco Class A Common Stock at a set exercise price at Closing,.

On September 30, 2025, Loeb circulated a markup of the prior SRFC draft of the Insider Support Agreement.

On October 1, 2025, SRFC circulated the next turn of the Business Combination Agreement, with a proposed share amount of 1,931,000 underlying the Sponsor Warrant, which was also the number of shares that Sponsor owned in DTCS at such time.

On October 3, 2025, Loeb sent to SRFC a list of intellectual property diligence issues. The principals and their counsel had several discussions regarding these issues. In particular, Loeb noted that the IP License from PrimeGen Bio LLC (PGB) to PGUS effective July 14, 2025 (“PGB Patent License”) needed protections added to (1) require Licensor to maintain ownership of the Licensed Patents during the license term since the definition of Licensed Patents included the proviso “to the extent owned by Licensor” and (2) prevent the PG License Agreement from being terminated by PGB upon a Change of Control (as defined in the license) of PGUS. These issues were addressed as a closing condition requiring amendment of the license to provide that PGB not voluntarily transfer any Licensed Patents in a manner materially adverse to PGUS without PGUS’s written consent. Loeb also expressed concern as to control regarding the patents in-licensed from Rutgers University. The Rutgers License was terminated as of December 22, 2025. Loeb expressed concern as to the effect of the Stem Med Subordination and Non-Disturbance Agreement referenced in the PGB Patent License, section 15. As set forth in the Disclosure Schedules and Section 2 of the Patent Non-Disturbance Agreement, Stem Med, as “Lender”, covenants that the Licensee’s rights under the Patent License Agreement shall not be terminated, diminished, or interfered with by Lender’s enforcement of its rights under the Loan Documents. Last, Loeb requested clarification as to whether there exists an agreement between PGB and Harvardiana Consulting, Inc. permitting PGB to provide an exclusive license to PGUS for the patent families jointly owned by PGB and Harvardiana Consulting, Inc. so Harvardiana could not independently exploit (directly or through a third-party license) those patents jointly owned. PGUS replied that the patent families involved relate to germline stem cell banking and maturation (PCT/US2010/055706 and PCT/US2010/055711) and are not material to PGUS’s lead product candidate, PGSXC-L1A.

On October 8, 2025, Loeb circulated a revised draft of the Business Combination Agreement and a draft of the Company Support Agreement. The revisions to the Business Combination Agreement reflected certain Cayman specific Cayman legal edits and added a specific provision relating to the Expense Advancement (which in this draft was set at a maximum of $200,000). This draft also included several edits relating to dollar thresholds for disclosure schedule purposes and for covenants prior to the Closing. Loeb also bracketed the Sponsor Warrants provision, as the specific structure of these proposed warrants was still under review.

On October 10, 2025, Loeb circulated another revised draft of the Business Combination Agreement, this time containing comments from its FDA specialist, and a markup of the PGUS disclosure schedules; along with a draft of a lock-up agreement and charter documents. The FDA regulatory comments included provisions seeking confirmation of Company representations as to the expected regulatory development milestones including manufacturing, animal studies, the lack of need for an INTERACT meeting with FDA, the status of the then-planned pre-IND meeting with FDA, anticipated IND submission target date, clinical trial target dates, BLA submission target date range, and potential requests for RMAT designation, Orphan Drug Designation, Priority Review and Accelerated Approval.

On October 13, 2025 Loeb circulated an issues list, which included structural questions regarding the warrants to be issued to the Sponsor at Closing.

On October 14, 2026, Mr. Chiu wrote an email to Mr. Sun and other DTCS management with copies to SRFC and A.G.P., stating that he would like counsel to continue working on the transaction documents, but that his and PGUS’s top priority was to secure financing for the unexpected additional cost related to this merger, such as the Hart-Scott-Rodino (HSR) filing etc.; and that PGUS was working expediently with several interested funders to secure the financing.

Mr. Chiu then added that PGUS had made a submission to the FDA on October 8, 2025, and received the pre-IND Number 009936 on October 9, 2025. A pre-IND meeting with FDA was requested to occur around the first part of December 2025, if the Government shutdown did not affect the FDA meeting schedule.

On October 16, 2025, Loeb circulated a markup of the SRFC draft Pubco Equity Incentive Plan.

Starting October 13, 2025, counsel had several discussions regarding how to structure the granting of sponsor warrants to the Sponsor at the Closing. Loeb raised several alternatives to the sponsor warrants, including an earnout structure with a lower Closing valuation than what was stated in the LOI, which was rejected by PGUS and its advisors.

On January 8, 2026, Mr. Chiu emailed the group to inform them that PGUS had secured financing. The financing referred to in Mr. Chiu’s communication was a revolving line of credit entered into by PGUS with East West Bank on January 5, 2026, providing for borrowings of up to $2.0 million, bearing interest at a variable rate with an initial stated rate of 5.168% per annum, and maturing on January 5, 2028. On May 1, 2026, the maximum borrowing amount under the facility was increased to $2.5 million. Following this update, DTCS and PGUS resumed negotiating outstanding items in the BCA.

On January 14, 2026, Loeb and DTCS had a zoom call to discuss a PGUS proposal that included an earnout structure for the PGUS Stockholders. Loeb countered with a suggestion that, instead of the Sponsor Warrant, Pubco could offer a warrant with a pre-determined number of warrant shares at a pre-determined exercise price that would be distributed at the Closing to those DTCS Public Shareholders that elected not to redeem their Public Shares and to the Sponsor and its affiliates. The total number of warrants would be distributed on a pro rata basis among them in accordance with their respective ownership percentage of DTCS Ordinary Shares as of a time immediately prior to the Closing.

Mr. Sun proposed this structure to Mr. Chiu of PGUS on January 14, 2026, and PGUS agreed to this structure in principle, as an alternative to the sponsor warrants. Details such as the warrant exercise price, the exercise date and duration of the warrants, and whether a cashless exercise feature would be included were worked out by the principals and their counsel, with the signed Business Combination Agreement containing the final agreed terms, including a $2.00 warrant exercise price, an exercise date starting on the six month anniversary of the Closing Date and for a period of eighteen months thereafter, and standard cashless warrant terms. These are the “Non-Redemption Warrants” defined and described elsewhere in this proxy statement/prospectus.

Counsel were instructed to complete the Business Combination Agreement and all ancillary documents on an expedited basis.

From January 15, 2026 through February 2, 2026, counsel worked together to finalize the Business Combination Agreement and the ancillary documents. DTCS also resumed its diligence on the Company’s progress with the FDA. During this period, parties also negotiated third party expenses, primarily as to milestones at which PGUS pay for business combination related expenses incurred by DTCS, and also as to the amounts and limits for PGUS’s reimbursement for such expenses.

On January 23, 2026, PGUS provided a copy of an FDA memorandum, dated January 8, 2026, of the December 17, 2025, pre-IND meeting held between PGUS and the FDA. The meeting memo addressed ten (10) questions posed by the Company in its meeting request, and FDA’s preliminary responses, covering the following topics:

(1)	Testing methods used or under development for product identity, purity and safety; FDA requested additional information to be included in the IND.
(2)	The expansion potential of the hUC-MSC cells as related to FDA’s draft Guidance on safety testing of human allogeneic cells; FDA stated that the hUC-MSC cells should be subjected to cell safety testing as recommended in the draft Guidance.
(3)	The immunogenicity of PGSXC-L1A; FDA requested that the IND contain data, from the Company’s own studies or from published scientific literature, to support that PGSXC-L1A has minimum immunogenicity in host.
(4)	The appropriateness of the planned pig studies to support the acceptability of the dosage proposed for first-in-human studies; FDA agreed that the planned “S2” study appears adequately designed to support the first-in-human study and suggested certain refinements to the plan.
(5)	The adequacy of the proposed dosing plan for the “E3” humanized mouse study; FDA agreed that the proposed dose levels appear acceptable, and provided additional comments for information to be included in the IND.
(6)	Whether the overall nonclinical pharmacology program would be acceptable for use in pursuing a potential indication of life-threatening acute hepatitis; FDA referred generally to its answers to other questions in the meeting memo and stated that further discussion of an indication different than the proposed acute alcoholic hepatitis indication should be the subject of a separate IND submission.
(7)	The proposed 3-month safety/toxicology study in mice; FDA agreed with the plan to conduct the “S3” study in RNU immunocompromised rats, and referred to its suggested refinement suggestion in its response to question 4.
(8)	The adequacy of the dose selection plan based on pig and rodent studies; FDA agreed that data from the completed and planned in vivo nonclinical studies can be used to justify dose selection for the planned first-in-human clinical trial.
(9)	The proposed study design for the first-in-human study; FDA agreed with the proposed open-label, single-arm study for safety, and provided additional comments for information to be included in the IND.
(10)	The proposed 5-month post-treatment safety follow up plan; FDA stated that it is premature to provide specific comment on whether it agreed with the follow up safety plan and provided additional comments related to the clinical trial.

Based on the FDA meeting summary taken as a whole, DTCS determined that the Company’s progress toward clinical trials warranted continued work toward a transaction, with the types of regulatory risks commonly seen with pre-clinical biopharmaceutical companies.

The final Business Combination Agreement contained the following material differences from the prior draft in October 2025: (a) the Non-Redemption Warrants issuable to non-redeeming Public Shareholders and the Sponsor and its affiliates were added; (b) the Expense Advancement payable to the Sponsor upon the filing of the first confidential Form S-4 was increased from $200,000 in the LOI to $500,000; (c) Parent Transaction Expenses up to a maximum of $2,000,000, less the $500,000 Expense Advancement, would be paid by the Pubco at the Closing, (d) in the event the Pubco did not have available cash at the Closing to pay the balance of the Parent Transaction Expenses, Pubco would issue the Sponsor Closing Note to the Sponsor at the Closing in a principal amount equal to such shortfall and (e) at the Closing, Pubco and or its designee would purchase 250,000 DTCS Ordinary Shares from the Sponsor for the sum of $2,500,000 in cash.

As to legal diligence, Loeb raised diligence points regarding certain of PGUS’s intellectual property licenses. These issues were addressed as Closing matters rather than conditions to signing the Business Cominbation Agreement, which includes a closing condition requiring amendment of these licenses to provide that the license counterparties would not voluntarily transfer material licensed patents in a manner materially adverse to PGUS without PGUS’s written consent.

The DTCS Board unanimously approved the Business Combination Agreement and the ancillary documents referenced therein on February 2, 2026. All of the DTCS directors who are not employees of DTCS voted in favor of these matters, and there were no abstentions.

The parties executed the Business Combination Agreement and the two support agreements on February 2, 2026.

De Spac Transactions Material Terms Line Items
De-SPAC Transaction, Accounting Treatment [Text Block]	Expected Accounting Treatment of the Business Combination

There will be no accounting effect or change in the carrying amount of the assets and liabilities of DTCS as a result of the Redomestication Merger. The business, capitalization, assets and liabilities and financial statements of DTCS immediately following the Redomestication Merger will be the same as those immediately prior to the Redomestication Merger.

The Business Combination

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP and not as a business combination. Under this method of accounting, DTCS will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of PGUS issuing stock for the net assets of DTCS, accompanied by a recapitalization. Upon the completion of the Business Combination, substantially all of the assets and business of the combined company will be held and operated by PGUS.

De-SPAC, Federal Income Taxes Consequences, SPAC [Text Block]	MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR HOLDERS OF DTCS SECURITIES AND PUBCO SECURITIES

The following discussion is a summary of certain material U.S. federal income tax considerations (a) for U.S. Holders and Non-U.S. Holders (each as defined for purposes of this section below, and together, “Holders”) of DTCS Ordinary Shares and DTCS Units (each, a “DTCS Security”) of the Redomestication Merger, (b) for Holders of DTCS Ordinary Shares that exercise their redemption rights in connection with the Business Combination, and (c) of the ownership and disposition of Pubco Class A Common Stock and Pubco Non-Redemption Warrants (each, a “Pubco Security”). With respect to the ownership and disposition of Pubco Securities, this discussion is limited to (x) Pubco Securities received in connection with the Redomestication Merger and (y) Pubco Class A Common Stock received upon the exercise of the Pubco Non-Redemption Warrants. This section applies only to Holders that hold their DTCS Securities and Pubco Securities as “capital assets” for U.S. federal income tax purposes (generally, property held for investment).

This discussion is limited to U.S. federal income tax considerations and does not address any estate, gift or other U.S. federal non-income tax considerations or considerations arising under the tax laws of any U.S. state, or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to any particular investor in light of their particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply to investors subject to special rules under U.S. federal income tax law, such as:

●	banks, financial institutions or financial services entities;

●	the Sponsor or its affiliates or any other sponsor, officers or directors of DTCS;

●	grantor trusts;

●	subchapter S corporations and any beneficial owners of such entities;

●	cooperatives;

●	persons subject to the alternative minimum tax;

●	personal holding companies;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the DTCS Securities or Pubco Securities;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships) for U.S. federal income tax purposes or persons that hold or will hold the DTCS Securities or Pubco Securities through such partnerships;

●	U.S. expatriates or former long-term residents of the United States;

●	except as specifically provided below, persons that directly, indirectly, or constructively own five percent (5%) or more (by vote or value) of DTCS’s shares or Pubco’s stock;

●	persons that acquired their DTCS Securities or Pubco Securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold or will hold their DTCS Securities or Pubco Securities as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

De Spac Transactions Shareholder Rights Line Items
De-SPAC, Security Holders are Entitled to Redemption Rights [Flag]	true
De-SPAC, Security Holders are Entitled to Appraisal Rights [Flag]	false
De-SPAC, Security Holders Redemption Rights Summary [Text Block]	Redemption Rights

Pursuant to the Cayman Constitutional Documents, a Public Shareholder may request to redeem all or a portion of its Public Shares for cash in connection with the Business Combination. As a Public Shareholder, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(a)	(i) hold Public Shares or (ii) hold Public Shares through DTCS Units and elect to separate your DTCS Units into the underlying Public Shares prior to exercising your redemption rights with respect to the Public Shares;

(b)	submit a written request to VStock, including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that DTCS redeem all or a portion of your Public Shares for cash; and

(c)	deliver the certificates for your Public Shares (if any) along with the redemption forms to VStock, physically or electronically through DTC.

Public Shareholders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [ ], 2026 (two (2) Business Days before the initial scheduled date of the extraordinary general meeting) in order for their Public Shares to be redeemed.

Therefore, the election to exercise redemption rights occurs prior to the Redomestication Merger. DTCS expects redemptions to occur during the [third quarter of 2026]. For the purposes of the Cayman Constitutional Documents, the exercise of redemption rights will be treated as an election to have such Public Shares redeemed for cash and references in this proxy statement/prospectus to “redemption” or “redeeming” will be interpreted accordingly.

Public Shareholders may elect to redeem all or a portion of the Public Shares held by them, regardless of if or how they vote in respect of the Business Combination Proposal. If the Business Combination is abandoned, the Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a Public Shareholder properly exercises its redemption rights to redeem all or a portion of the Public Shares that it holds and timely delivers the certificates for its shares (if any) along with the redemption forms to VStock, DTCS will redeem such Public Shares for the Redemption Price, a per-share price, payable in cash, equal to the pro rata portion of the Trust Account, calculated as of [two (2)] Business Days prior to the consummation of the Business Combination. For illustrative purposes, as of the record date, this would have amounted to approximately $[ ] per issued and outstanding Public Share. If a Public Shareholder exercises its redemption rights in full, then it will be electing to exchange its Public Shares for cash and will no longer own Public Shares.

If you hold the shares in “street name”, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s deposit withdrawal at custodian (“DWAC”) system. VStock will typically charge the tendering broker [$100], and it would be up to the broker to decide whether to pass this cost on to the redeeming shareholder. In the event the Business Combination is not consummated this may result in an additional cost to shareholders for the return of their Public Shares.

Any request for redemption, once made, may be requested to be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with DTCS’s consent, until the Redemption. However, no withdrawal will be permitted unless the DTCS Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Furthermore, if a holder of a Public Share delivers its share certificates (if any) along with the redemption forms in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that DTCS permit the withdrawal of the redemption request and instruct VStock to return the certificate (physically or electronically). The holder can make such request by contacting VStock at the address or email address listed in this proxy statement/prospectus.

Any corrected or changed written exercise of redemption rights must be received by VStock prior to the vote taken on the Business Combination Proposal at the extraordinary general meeting. No request for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to VStock at least two (2) Business Days prior to the initial scheduled date of the extraordinary general meeting.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Our Sponsor, officers and directors have agreed to, among other things, vote in favor of the Business Combination and waive their redemption rights in connection with the consummation of the Business Combination with respect to any DTCS Ordinary Shares held by them. None of our Sponsor, directors or officers received separate consideration for their waiver of redemption rights. The Founder Shares held by our Sponsor and independent directors will be excluded from the pro rata calculation used to determine the per-share Redemption Price. As of the record date, the Sponsor and the DTCS independent directors owned in aggregate approximately 20% of the issued and outstanding DTCS Ordinary Shares.

The closing price of Public Shares on [ ], 2026, the most recent practicable date prior to the date of this proxy statement/prospectus, was $[ ]. As of the record date, funds in the Trust Account totaled $[ ] and were comprised entirely of U.S. government treasury obligations with a maturity of [185] days or less or of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, or approximately $[ ] per issued and outstanding Public Share.

Prior to exercising redemption rights, Public Shareholders should verify the market price of the Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the Redemption Price. DTCS cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their Public Shares.